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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 25, 1999
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                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
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             (Exact Name of Registrant as specified in its charter)



          Delaware                        1-14227                13-3317668
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(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)



                399 Executive Boulevard, Elmsford, New York 10523
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (914) 592-2355
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          (Former name or former address, if changed since last report)


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ITEM 5

     Press Release, dated January 25, 1999, incorporated by reference herein and attached hereto as Exhibit 99.1.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN BANK NOTE HOLOGRAPHICS, INC.


Date: January 25, 1999                  /s/ MORRIS WEISSMAN
                                        --------------------------------
                                        MORRIS WEISSMAN, CHIEF EXECUTIVE OFFICER

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                                  Exhibit Index


Exhibit                Description
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  99.1                 Press release of American Bank Note Holographics, Inc.